UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue
Palo Alto, California 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2011, Affymax, Inc. (the “Company”) announced the resignation of Paul B. Cleveland, Executive Vice President and Chief Financial Officer, to be effective on March 4, 2011, and the plan to appoint its Vice President, Finance, and Chief Accounting Officer, Herb Cross, to the position of Chief Financial Officer on such date.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description
99.1	Press Release entitled “Affymax Announces Appointment of Herb Cross as Chief Financial Officer” dated February 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: February 4, 2011	By:	/s/ Grace U. Shin

Grace U. Shin General Counsel